BOSTON COMMON U.S. EQUITY FUND

Supplement dated December 29, 2010 to
Prospectus dated December 29, 2010

Please be advised that shares of the Boston Common U.S. Equity Fund are not yet available for purchase.

Please retain this Supplement with the Prospectus.